UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2021

_____________________

KLDiscovery Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38789	61-1898603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8201 Greensboro Dr. Suite 300 McLean, VA	22102
(Address of principal executive offices)	(Zip Code)

(703) 288-3380

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee (the “Committee”) of the Board of the Directors of KLDiscovery Inc. (the “Company”) had previously approved temporary reductions in base salary for the Company’s named executive officers; Christopher Weiler, Chief Executive Officer, Dawn Wilson, Chief Financial Officer and Krystina Jones, Executive Vice President, Global Legal Technology Sales as part of an overall package of employee pay reductions during the Covid 19 pandemic. The Committee having determined that it is in the best interests of the Company approved, effective June 15, 2021, to restore Mr. Weiler and Mses. Wilson and Jones annual base salaries to $500,000, $400,000 and $575,000, respectively. Mr. Weiler’s annual base salary restoration includes amounts associated with additional previously agreed upon base salary reductions effected to compensate one or more of the Company’s other employees.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 15, 2021, the Company held its 2021 annual meeting of stockholders (the “Annual Meeting”).  A total of 42,550,148 shares of the Company's common stock were entitled to vote as of April 19, 2021, the record date for the Annual Meeting. There were 32,498,715 shares voted at the Annual Meeting, at which the stockholders were asked to vote on two proposals. Set forth below are the matters acted upon by the stockholders at the Annual Meeting, and the final voting results of each such proposal.

(i)	The following directors were elected at the Annual Meeting and the voting for each director was as follows:

NOMINEES	FOR	WITHHELD	BROKER NON-VOTES
Donna Morea	30,991,428	1,247,120	260,167
Evan Morgan	31,005,228	1,233,320	260,167
Lauren Tanenbaum	32,223,948	14,600	260,167

(ii)	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified by the following vote:

FOR AGAINST ABSTAIN
32,498,715 0 0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLDiscovery Inc.

Date: June 16, 2021	By:	/s/ Christopher J. Weiler
	Name:	Christopher J. Weiler
	Title:	Chief Executive Officer